POWER OF ATTORNEY
                      For Executing of Forms 3, 4 and 5

Know all these present, that the undersigned, Gururaj Deshpande, hereby constitutes and appoints Alan Cormier and Elizabeth Panfil, signing singly, his true and lawful attorney-in-fact to;

(1) execute for and on behalf of the undersigned, Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; and

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Forms 3, 4 and 5 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934 and the rules thereunder.


    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22 day of October, 2007.



                                              /s/ Gururaj Deshpande
                                              --------------------------
                                              Signature

                                              Gururaj Deshpande
                                              --------------------------
                                              Print Name